Oppenheimer Diversified Alternatives Fund

Supplement dated September 29, 2014 to the Summary Prospectus

This supplement amends the Summary Prospectus of Oppenheimer Diversified Alternatives Fund (the “Fund”) dated January 28, 2014, and is in addition to any other supplement(s).

Effective Immediately:

1.	The tables titled “Shareholder Fees” and “Annual Fund Operating Expenses” on page 1 are deleted in their entirety and replaced with the following:
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class R	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	None	None	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y	Class I
Management Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Acquired Fund Fees and Expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Other Expenses	0.40%	0.40%	0.40%	0.40%	0.21%
Total Annual Fund Operating Expenses	1.33%	2.08%	1.58%	1.08%	0.89%

1. Expenses have been restated to reflect current fees.

2.	The table following the section titled “Example” on page 1 is deleted in its entirety and replaced by the following:
If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$703	$975	$1,266	$2,094	$703	$975	$1,266	$2,094
Class C	$313	$658	$1,130	$2,435	$213	$658	$1,130	$2,435
Class R	$262	$503	$867	$1,893	$162	$503	$867	$1,893
Class Y	$111	$345	$599	$1,324	$111	$345	$599	$1,324
Class I	$91	$285	$495	$1,101	$91	$285	$495	$1,101

Effective November 28, 2014:

1.	The Fund’s name is changed to Oppenheimer Global Multi-Alternatives Fund.

2.	The following is added to the section titled “Principal Investment Strategies” on page 2 of the Summary Prospectus:

Under normal market conditions, the Fund will invest a substantial portion of its assets in Underlying Funds that invest in a number of different countries throughout the world, including the U.S.

September 29, 2014	PS1132.005

Oppenheimer Diversified Alternatives Fund

Supplement dated January 28, 2014 to the Summary Prospectus

This supplement amends the Summary Prospectus of Oppenheimer Diversified Alternatives Fund (the “Fund”), and is in addition to any other supplement(s).

Effective February 3, 2014:

1.	The first paragraph in the section titled “Purchase and Sale of Fund Shares” is deleted in its entirety and replaced by the following:

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Effective July 1, 2014:

2.	All references to Class N are deleted and replaced with references to Class R, in connection with the re-naming of Class N as Class R.

3.	In the table titled “Shareholder Fees (fees paid directly from your investment)”, the Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds) for Class R is “None.”

January 28, 2014	PS1132.003

OPPENHEIMER Diversified Alternatives Fund Summary Prospectus January 28, 2014
NYSE Ticker Symbols
Class A	ODAAX
Class C	ODACX
Class N	ODANX
Class Y	ODAYX
Class I	ODAIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at www.oppenheimerfunds.com/fund/DiversifiedAlternativesFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated January 28, 2014, and through page 46 of its most recent Annual Report, dated September 30, 2013, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at www.oppenheimerfunds.com/fund/DiversifiedAlternativesFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 28 of the prospectus and in the sections "How to Buy Shares" beginning on page 85 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class N	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	1%	None	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class N	Class Y	Class I
Management Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.09%	0.99%	0.48%	None	None
Acquired Fund Fees and Expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Other Expenses	0.40%	0.40%	0.40%	0.40%	0.21%
Total Annual Fund Operating Expenses	1.17%	2.07%	1.56%	1.08%	0.89%

1. Expenses have been restated to reflect current fees.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$688	$927	$1,185	$1,921	$688	$927	$1,185	$1,921
Class C	$312	$655	$1,125	$2,425	$212	$655	$1,125	$2,425
Class N	$260	$496	$856	$1,871	$160	$496	$856	$1,871
Class Y	$111	$345	$599	$1,324	$111	$345	$599	$1,324
Class I	$91	$285	$495	$1,101	$91	$285	$495	$1,101

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies. The Fund is a mutual fund known as a "fund of funds" because it primarily invests in other mutual funds. Those funds are referred to as "Underlying Funds." The Underlying Funds mainly invest in alternative (or non-traditional) asset classes and investment strategies, including commodities, foreign currency exposure, gold and other special metals, event-linked bonds, real estate and energy infrastructure master limited partnerships ("MLPs"). The Fund seeks to invest from 0 to 25% of its total assets in each of the following funds:

  Oppenheimer Commodity Strategy Total Return Fund

  Oppenheimer Currency Opportunities Fund

  Oppenheimer Flexible Strategies Fund

  Oppenheimer Global Multi Strategies Fund

  Oppenheimer Global Real Estate Fund

  Oppenheimer Gold & Special Minerals Fund

  Oppenheimer Master Event-Linked Bond Fund, LLC

  Oppenheimer Master Loan Fund, LLC

  Oppenheimer Real Estate Fund

  Oppenheimer SteelPath Master MLP Fund, LLC

  Oppenheimer SteelPath MLP Alpha Fund

  Oppenheimer SteelPath MLP Select 40 Fund

  Oppenheimer Ultra-Short Duration Fund

The Fund's sub-adviser, OppenheimerFunds, Inc. (the "Sub-Adviser"), or OFI SteelPath Inc. ("SteelPath"), each of which is an affiliate of the Fund's investment adviser, OFI Global Asset Management, Inc. (the "Manager"), serve as investment adviser to the Underlying Funds. The Manager, Sub-Adviser and SteelPath are affiliated in that the Manager and SteelPath are wholly-owned subsidiaries of the Sub-Adviser.

The Fund may invest in some or all of the Underlying Funds, but will not invest more than 50% of its total assets in any single Underlying Fund, except that the Fund will not invest more than 25% of its total assets in each of the following: (1) Oppenheimer Global Real Estate Fund and Oppenheimer Real Estate Fund, in the aggregate; (2) Oppenheimer Gold & Special Minerals Fund; (3) Oppenheimer Master Event-Linked Bond Fund, Oppenheimer Master Loan Fund, LLC, and Oppenheimer Ultra-Short Duration Fund, in the aggregate; and (4) Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Alpha Fund, and Oppenheimer SteelPath MLP Select 40 Fund, in the aggregate. The Sub-Adviser will monitor the markets and allocate assets among the Underlying Funds based on changing market or economic conditions and investment opportunities. In determining how much of the Fund's assets to invest in an Underlying Fund, the portfolio managers look for opportunities across the various asset classes and attempt to allocate the Fund's assets in a manner that seeks to generally diversify the portfolio across those asset classes. The Fund may change its emphasis on asset classes based on the Sub-Adviser's evaluation of market and economic factors that it believes are not reflected in the asset classes in which an Underlying Fund invests. The Fund has the flexibility to invest in Underlying Funds that have exposure to asset classes other than those listed above. In response to changing market or economic conditions, the Sub-Adviser may change any or all of the Underlying Funds, including using funds that may be created in the future, or change the Fund's asset allocation ranges at any time, in each case without prior approval from or notice to shareholders.

The Fund may invest in exchange-traded funds and other funds that may not be affiliated with the Manager, subject to the limitations set forth in the Investment Company Act of 1940. The Fund may also gain exposure to an asset class through direct investment, exchange-traded notes, derivatives or other investment vehicles. The Fund can invest up 20% of its total assets in such investments. The Fund and the Underlying Funds may also use derivatives to seek income or capital gain, to hedge against the risks of other investments, or as a substitute for direct investment in a particular asset class. Structured notes, options, futures, forward contracts, and swaps are some of the types of derivatives the Fund and the Underlying Funds can use.

In times of adverse or unstable market or economic conditions, such as reduced market liquidity or increased volatility, the Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments, including in shares of money market mutual funds in the Oppenheimer family of funds. This may also include shares of funds that provide exposure to inflation-protected debt securities and short-term investment grade debt securities. This will also generally occur at times when there is an inability to immediately invest funds received from purchases of Fund shares or from redemptions of other investments or to maintain liquidity.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Underlying Funds invest, because of Underlying Fund investment selection or the Fund's asset allocation, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

The following summarizes the main risks that the Fund is subject to based on its investments in the Underlying Funds. The risks described below are risks to the Fund's overall portfolio. These are generally different from the main risks of any one Underlying Fund. While each Underlying Fund has its own particular risk characteristics, the strategy of allocating the Fund's assets to different Underlying Funds may allow those risks to be offset to some extent.

Main Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. The investment objective and principal investment strategies of each of the Underlying Funds are described in the section "More Information About the Underlying Funds" beginning on page 46 of the Fund's prospectus. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective. The Underlying Funds will each pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of that Underlying Fund at a disadvantageous time. The prospectuses and Statements of Additional Information of the Underlying Funds are available without charge by calling toll free at 1.800.225.5677 and can also be viewed and downloaded on the OppenheimerFunds website at www.oppenheimerfunds.com.

Allocation Risk. The Fund's ability to achieve its investment objective depends largely upon selecting the best mix of Underlying Funds. There is the risk that portfolio manager evaluations and assumptions regarding the Underlying Funds' prospects may be incorrect in view of actual market conditions.

Market Risk. The value of the securities in which the Underlying Funds invest may be affected by changes in the securities markets. Securities markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. markets may move in the opposite direction from one or more foreign markets.

Main Risks of Alternative Asset Classes. Some of the Underlying Funds seek investments in asset classes that are expected to perform differently from primary equity and fixed-income investments. Those asset classes may be volatile or illiquid however, particularly during periods of market instability, and they may not provide the expected uncorrelated returns.

Main Risks of Investing in Equity Securities. Stocks and other equity securities held by the Underlying Funds fluctuate in price in response to changes in equity markets in general, and at times equity securities may be very volatile. The prices of individual equity securities may not all move in the same direction or at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. Other factors may affect the price of a particular company's securities. Those factors include poor earnings reports, loss of customers, litigation, or changes in regulations affecting the company or its industry. To the extent that an Underlying Fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

Main Risks of Investing in Debt Securities. Debt securities held by the Underlying Funds may be subject to interest rate risk, duration risk, credit risk, credit spread risk, prepayment risk, reinvestment risk, extension risk and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Underlying Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Duration risk is the risk that longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Underlying Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. "Credit spread" is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Underlying Fund's holdings may fall sharply (referred to as "extension risk"). When interest rates fall, the Underlying Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate (referred to as "reinvestment risk"). Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security's expected maturity, or that borrowers will repay the loans that underlie these debt securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.

Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper an Underlying Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Special Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities (also referred to as "junk" bonds), whether rated or unrated, may be subject to greater price fluctuations than investment-grade securities, increased credit risk and a greater risk that the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell, especially during times of market volatility or decline.

Main Risks of Inflation-Protected Debt Securities. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (TIPS), are fixed income securities whose principal value is periodically adjusted according to an identified rate of inflation. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds with similar maturities. If inflation declines, the principal amount or the interest rate of an inflation-indexed bond will be adjusted downward. This will result in reduced income and may result in a decline in the bond's price which could cause losses for the Fund or an Underlying Fund. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal or interest rate is adjusted for inflation. Inflation-indexed bonds normally will decline in price when real interest rates rise which could cause losses for the fund.

Main Risks of Event-Linked Securities. Event-linked securities are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, an Underlying Fund may lose all or a portion of its principal and additional interest. Event-linked securities may expose an Underlying Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. Certain event-linked bonds are multi-peril bonds in that one of a multiple set of trigger events could result in loss.

Main Risks of Investing in Real Estate Markets. The performance of certain Underlying Funds is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to many different factors, including market disruptions, declining rents, negative economic developments that affect businesses and indivuduals, increased operating costs, low market demand or oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies that affect real estate. The price of a real estate company's securities may also drop due to dividend reductions, lowered credit ratings, poor management, or other factors that generally affect companies. Real estate companies, including REITs, tend to be small- and mid-cap companies and their shares may be more volatile and less liquid. An industry downturn could adversely impact that Underlying Fund's performance.

     Special Risks of Foreign Real Estate Investments. Because real estate trends are cyclically unique to different countries and world regions, an up or down real estate market in the U.S. may not coincide with the trend in another country. Fluctuations in the relation of a foreign currency to the U.S. dollar could adversely impact cash flow and profits of real estate companies, which in turn could negatively impact the Fund's performance and ability to pay dividends. Securities of foreign real estate companies may have less trading volume, may lack the level of transparency generally present in U.S. companies, and may be more sensitive to volatility. In emerging markets in particular, real estate ownership laws, land rights and tax laws are subject to rapid and unexpected changes as a result of regulatory and political changes. Foreign real estate investments in those countries are more susceptible to the imposition of adverse or confiscatory taxes on foreign properties, currency transfer restrictions, expropriation and difficulty in enforcing obligations.

Main Risks of Mining and Metal Industry Securities.  Certain of the Underlying Funds can invest in mining and metal industry companies, including Oppenheimer Gold & Special Minerals Fund, which primarily invests in them. These investments may be speculative and may be subject to greater price volatility than investments in other types of companies. Changes in international monetary policies or economic and political conditions can affect the supply of gold and precious metals and consequently the value of mining and metal company investments. The principal supplies of gold are concentrated in only five countries or territories: Australia, Canada, the Commonwealth of Independent States (Russia and certain other former Soviet Union countries), South Africa and the United States. The governments of these countries may pass laws or regulations limiting metal investments for strategic or other policy reasons. Increased environmental or labor costs may depress the value of mining and metal investments.

Main Risks of Derivative Investments. Derivatives held by the Fund or an Underlying Fund may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund or an Underlying Fund may also lose money on a derivative instrument if the issuer or counterparty fails to pay the amount due. Certain derivative instruments may be illiquid, making it difficult to close out an unfavorable position. Derivative investments can increase portfolio turnover and transaction costs. As a result of these risks, the Fund or an Underlying Fund could realize little to no income or lose money from its investment, or a hedge might be unsuccessful.

Main Risks of Commodity-Linked Investments. Commodity-linked investments are considered speculative and have substantial risks, including the risk of loss of a significant portion of their principal value. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including for example agricultural, economic and regulatory developments. These risks may make commodity-linked investments more volatile than other types of investments.

Main Risks of Master Limited Partnerships. Investments in securities of master limited partnerships ("MLPs") involve risks that differ from investments in common stock, including risks related to a common unit holder's limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit holders to sell their common units at an undesirable time or price.

MLP common unit holders may not elect the general partner or its directors and have limited ability to remove an MLP's general partner. MLPs may issue additional common units without unit holder approval, which could dilute the ownership interests of investors holding shares of MLP common units.

MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs, like prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. A holder of MLP common units typically would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP. The value of an MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

MLPs currently do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation and have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of the common unit holder's investment.

MLP debt securities, including bonds and debentures, have characteristics similar to the fixed income securities of other issuers.

Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Alpha Fund and Oppenheimer SteelPath MLP Select 40 Fund are Underlying Funds that primarily invest in energy infrastructure MLPs. The amount of cash that an Underlying Fund will have available to pay or distribute to investors may depend, to some extent, on the ability of the MLPs that it owns to make distributions to its partners and the tax character of those distributions. Neither the Underlying Funds nor their investment manager has control over the actions of underlying MLPs.

Main Risks of Deferred Tax Liability of SteelPath Funds. Oppenheimer SteelPath MLP Alpha Fund and Oppenheimer SteelPath MLP Select 40 Fund are each classified for federal tax purposes as a taxable regular corporation (each a "C Corporation", and collectively, the "SteelPath C Corporations") subject to U.S. federal income tax on its taxable income at the rates applicable to corporations, as well as state and local income taxes. Election to be taxed as a C Corporation rather than a regulated investment company is a relatively recent strategy for open-end registered investment companies. This strategy involves complicated accounting, tax, net asset value and share valuation aspects that cause those Underlying Funds to differ significantly from most other open-end registered investment companies, which could result in unexpected and potentially significant accounting, tax and valuation consequences for those Underlying Funds and the Fund. Additionally, accounting, tax and valuation practices in this area are still developing, and there may not always be clear agreement among industry participants on the most appropriate approach. This could result in changes over time in the practices applied by those Underlying Funds, which in turn could have significant adverse consequences on the Fund.

The SteelPath C Corporations accrue deferred income taxes for any future tax, reflected each day in their NAVs, liability associated with their investments in MLPs. Those Underlying Funds' current and deferred tax liability, if any, will depend upon their net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year and day to day depending on the nature and performance of their investments and general market conditions. Those Underlying Funds will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability and/or asset balances, subject to an Underlying Fund's modification of these estimates or assumptions as new information becomes available. Those Underlying Funds' estimates used to calculate their net asset values may vary dramatically from their actual tax liability. Actual income tax expense, if any, will be incurred over many years depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund's assets, and other factors. Upon the sale of an MLP security, the Underlying Fund will be liable for previously deferred taxes, if any.

Main Risks of Energy Infrastructure and Energy Related Assets or Activities. Energy infrastructure MLPs are subject to risks specific to the energy and energy-related industries, including, but not limited to:  fluctuations in commodity prices may impact the volume of energy commodities transported, processed, stored or distributed; reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP; slowdowns in new construction and acquisitions can limit growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time, could adversely affect MLP revenues and cash flows; depletion of natural gas reserves or other commodities, if not replaced, could impact an MLP's ability to make distributions; changes in the regulatory environment could adversely affect the profitability of MLPs; extreme weather and environmental hazards could impact the value of MLP securities; rising interest rates could result in higher costs of capital and drive investors into other investment opportunities; and threats of attack by terrorists on energy assets could impact the market for MLPs.

Main Risks of Exchange-Traded Notes (ETNs). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange). Because ETNs are subject to credit risk, the value of an ETN may drop due to a downgrade in the issuer's credit rating. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in applicable interest rates, and economic, legal, political or geographic events that affect the referenced underlying asset. When the Fund invests in an ETN, it will bear its proportionate share of the fees and expenses borne by the ETN, which reduces the return realized at maturity or upon redemption. The Fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Main Risks of Investments in Underlying Fund Wholly-Owned Subsidiary. Certain Underlying Funds may invest in a wholly-owned subsidiary of the Underlying Fund (the Subsidiary) that is not registered under the Investment Company Act of 1940 and is not subject to its investor protections. As an investor in the Subsidiary, the Underlying Fund does not have all of the protections offered to investors by the Investment Company Act of 1940. However, the Subsidiary is wholly-owned and controlled by the Underlying Fund and managed by the Manager. Therefore, the Underlying Fund's ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the Underlying Fund (or its shareholders) or the Fund.

Changes in the laws of the Cayman Islands (where the Subsidiary is organized) could negatively affect the Underlying Fund and the Fund. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Underlying Fund and the Fund would likely decrease.

The Underlying Fund and the Fund are exposed to the risks associated with the Subsidiary's investments, which generally include the risks of investing in derivatives and commodities-linked investments.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in emerging or developing market countries. Foreign securities owned by an Underlying Fund may trade on weekends or other days when the Fund and the Underlying Funds do not price their shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. Fund shareholders may be unable to deduct or take a credit for foreign taxes paid by the Underlying Funds on their foreign investments.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Foreign Currency Risk. Fluctuations in foreign currency values will result in fluctuations in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

Special Risks of Sovereign Debt. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of such sovereign debt may be collected. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others.

Main Risks of Long/Short Holdings. Certain of the Underlying Funds may take long and/or short positions in investments that vary based on market conditions. Under certain conditions, even if the value of the Underlying Fund's long positions are rising, this could be offset by declining values of the Underlying Fund's short positions. Conversely, it is possible that rising values of the Underlying Fund's short positions could be offset by declining values of the Underlying Fund's long positions. In either scenario the Underlying Fund may experience losses. In a market where the value of both the Underlying Fund's long and short positions are declining, the Underlying Fund may experience substantial losses.

Main Risks of Short Sales. An Underlying Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Underlying Fund closes the short position. A short sale of a security creates the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Underlying Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Short sales may cause a higher portfolio turnover rate and increase the Underlying Fund's brokerage and other transaction expenses. Short selling is considered a speculative investment practice.

Main Risks of Senior Loans. Certain of the Underlying Funds may invest in floating rate loans (sometimes referred to as "adjustable rate loans") that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. These investments are referred to as "Senior Loans." Senior Loans may be collateralized or uncollateralized. They typically pay interest at rates that are reset periodically based on a reference benchmark that reflects current interest rates, plus a margin or premium. In addition to the risks typically associated with debt securities, such as credit and interest rate risk, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans usually have mandatory and optional prepayment provisions. If a borrower prepays a Senior Loan, the Underlying Fund will have to reinvest the proceeds in other Senior Loans or securities that may pay lower interest rates.

Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Underlying Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, any collateral may be found invalid or may be used to pay other outstanding obligations of the borrower. The Underlying Fund's access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the Underlying Fund has purchased. As a result, a collateralized Senior Loan may not be fully collateralized and can decline significantly in value.

Loan investments are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.

Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly-available information, some Senior Loans are not as easily purchased or sold as publicly-traded securities. Some Senior Loans and other Underlying Fund investments are illiquid, which may make it difficult for the Underlying Fund to value them or dispose of them at an acceptable price when it wants to. Direct investments in Senior Loans and, to a lesser degree, investments in participation interests in or assignments of Senior Loans may be limited. Investments in Senior Loans are expected to be less affected by changes in interest rates than fixed-rate securities.

Diversification. While the Fund is a "diversified" fund under the Investment Company Act of 1940, six of the Underlying Funds, Oppenheimer Currency Opportunities Fund, Oppenheimer Global Real Estate Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Real Estate Fund and Oppenheimer SteelPath MLP Alpha Fund are "non-diversified" funds. Accordingly, those funds can invest a greater portion of their assets in the securities of a single issuer than a "diversified" fund can. To the extent that one of those Underlying Funds invests a relatively high percentage of its assets in the securities of a single issuer or a small group of issuers, it is subject to additional risk of loss if those securities lose market value.

Concentration Risk. Concentration risk is the risk that an Underlying Fund's investments in the securities of companies in one industry will cause the Underlying Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.

Affiliated Portfolio Risk. In managing the Fund, the Manager and the Sub-Adviser will have authority to select and substitute Underlying Funds. The Manager and Sub-Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to each by some Underlying Funds for its advisory services are higher than the fees paid by other Underlying Funds. However, the Manager and Sub-Adviser monitor the investment process to seek to identify, address and resolve any potential issues.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking total return over the long-term from a variety of alternative asset classes and investment strategies. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that invests in alternative asset classes, foreign and domestic equity and debt securities, and derivative investments.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A shares) from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
 www.oppenheimerfunds.com/fund/DiversifiedAlternativesFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 1.71% (3rd Qtr 13) and the lowest return was -6.59% (2nd Qtr 13). For the period January 1, 2013 to December 31, 2013, the cumulative return before sales charges and taxes was -3.54%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years (or life of class, if less)
Class A (inception 12/28/12)
Return Before Taxes	(9.09%)	(8.29%)
Return After Taxes on Distributions	(9.25%)	(8.46%)
Return After Taxes on Distributions and Sale of Fund Shares	(5.14%)	(4.68%)
Class C (inception 12/28/12)	(5.61%)	(3.95%)
Class N (inception 12/28/12)	(5.18%)	(4.39%)
Class I (inception 12/28/12)	(3.32%)	(2.52%)
Class Y (inception 12/28/12)	(3.66%)	(2.86%)
Barclays U.S. Aggregate Bond Index	(2.02%)	(2.02%)*
(reflects no deduction for fees, expenses or taxes)

*As of 12/31/12.

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Managers. Mark Hamilton is Vice President of the Fund and has been a portfolio manager of the Fund since August 2013. Benjamin Rockmuller, CFA has been a portfolio manager of the Fund since January 2014. Dokyoung Lee has been a portfolio manager of the Fund since January 2014.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Diversified Alternatives Fund

You can access the Fund's prospectus and SAI at www.oppenheimerfunds.com/fund/DiversifiedAlternativesFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
The Fund's shares are distributed by OppenheimerFunds Distributor, Inc.
PR1132.001.0114